Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Disclosure of other provisions [abstract]
Net defined benefit plan obligations (see note 25)	$ 984	$ 1,417
Deferred compensation and employee incentives	159	235
Provisions	124	140
Uncertain tax positions	337	298
Other non-current liabilities	136	168
Total provisions and other non-current liabilities	$ 1,740	$ 2,258